                                                                   Exhibit 10.d
                                                                   ------------

                       UNITED STATES SURGICAL CORPORATION

                        RESTRICTED STOCK INCENTIVE PLAN

   (Restated to reflect amendments and adjustments through February 7, 1995)


1.  Purpose

     The purpose of the Restricted Stock Incentive Plan (the "Plan") is to further the growth of United States Surgical Corporation (the "Company") by

     (a) providing incentives to selected key employees who are expected to contribute to the success of the Company and its subsidiaries;

     (b) maintaining competitive position in attracting and retaining the key personnel necessary for continued growth and profitability; and

     (c) furthering the identity of interests of such employees with those of the Company and its stockholders through stock ownership opportunities in the form of grants of the Company's Common Stock (the "Restricted Stock") in accordance with the terms and conditions of the Plan.

2.  Effective Date of the Plan

     The effective date of the Plan is February 21, 1978 [approved by the holders of a majority of the Company's outstanding stock entitled to vote thereon in person or by proxy at the stockholders' meeting duly held on April 25, 1978].

3.  Administration

     The Plan shall be administered under the direction of a Committee of the Board of Directors currently known as the Management Compensation Committee (the "Committee"), which shall consist of three or more members, all of whom shall be directors of the Company appointed by and serving at the pleasure of the Board of Directors. No director of the Company shall serve as a member of the Committee, if the director is or has been eligible, at any time within one year prior to appointment as a member, for participation in awards under the Plan.

     The Committee shall have sole and complete authority, subject only to express limitations of the Plan, to

     (a)  select key employees to be grantees in the Plan;

     (b)  determine the award to be granted to each grantee;

     (c) determine the time or times when awards will be granted and the conditions, including the Restricted Period, upon which the awards shall become payable;

     (d) establish, amend and rescind, from time to time, regulations and rules for interpretation and administration of the Plan.

     No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan. All expenses and liabilities, except for a member's willful misconduct or gross negligence, incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee, with the approval of the Board, may employ attorneys, consultants, accountants, or other persons. A majority of the Committee shall constitute a quorum and the acts of the majority shall be the acts of the Committee.

     The Committee may act either by vote at a meeting, which may be held telephonically, or by a memorandum or other written instrument signed by a majority of the Committee.

4.   Shares Subject to the Plan

     The shares to be awarded under the Plan shall be shares of the Company's Common Stock, $.10 par value, and may be authorized but unissued shares or re-acquired shares, or both, as the Committee from time to time may determine. Subject to adjustment in the number and kind of shares, as provided below, an aggregate of 2,016,945 shares of the Company's Common Stock shall be authorized for issuance under the Plan.

     If an award is cancelled for any reason without the shares having been fully vested, the number of shares which did not vest may again be made subject to an award either to the same or a different grantee.

     In the event of a stock dividend, stock split, recapitalization, combination of shares, adjustment in the capital stock of the Company or if as a result of a merger, consolidation or other reorganization, the Company's Common Stock shall be increased, reduced or otherwise changed and a grantee, in his capacity as owner of unvested shares, shall be entitled to new, additional or different shares of stock or securities; such new, additional or different shares or securities thereupon shall be considered to be unvested Restricted Stock awards, except in the case of rights or warrants, and shall be subject to all of the terms, conditions and restrictions which were applicable to the prior shares pursuant to the Plan.

     If a grantee receives rights or warrants with respect to any shares awarded to him hereunder, such rights or warrants or any shares or securities acquired by their exercise shall be free and clear of the restrictions and obligations provided in this Plan.

5.  Awards

     Any key employee of the Company or any of its subsidiaries shall be eligible to be granted awards. A "subsidiary" shall mean any company, a majority of whose outstanding stock entitled to elect a majority of its board of directors, is either at such time owned by the Company or by another subsidiary of the Company. The term "employee" shall include employees who are officers or directors as well as other employees of the Company or its subsidiaries. The Committee, from time to time, shall in its absolute discretion select the eligible key employees to whom awards shall be granted, determine the number of shares of Restricted Stock to be covered by such awards, the duration of the Restricted Period or Periods, and the terms and conditions of such awards consistent with the Plan. No member of the Board of Directors who is not an employee of the Company or a subsidiary or is a member of the Committee shall be eligible to receive a Restricted Stock Award. Any employee may elect irrevocably not to be eligible for grant of awards, either for a period of time or during the entire term of the Plan, by delivering to the Committee a written notice to such effect. Restricted Stock Awards may be made to the same person on more than one occasion. No employee shall have a right to be selected as a participant, or, having been selected, to be selected again.

6.  Terms and Conditions of Awards

     All shares of Common Stock awarded to grantees under the Plan shall be subject to the following terms and conditions and to such other terms not inconsistent with the Plan as shall be prescribed by the Committee:

     (1) Shares of stock awarded as a Restricted Stock Award shall be issued in the name of the grantee and delivered to him as soon as practicable after the award is made.

     (2) The awarded shares shall be issued without the payment of any cash consideration by the grantee.

     (3) The awarded shares shall be issued against execution by the grantee of an Award Agreement, upon such terms as the Committee in its absolute discretion may require, pursuant to which the grantee shall agree that the shares are received in accordance with the terms and conditions of the Plan.

     (4) Upon making an award of Restricted Stock, the Committee shall establish a Restricted Period or Periods for the grantee. During the Restricted Period, as and to the extent so established, the shares awarded shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

     (5) (a) Upon the termination, during the Restricted Period, of the employment of the grantee by the Company or any of its subsidiaries, for any reason, voluntary or involuntary, except in the case of: (i) the death or permanent disability of the grantee, (ii) the termination of the employment of the grantee by the Company or any of its subsidiaries without cause, (iii) the acquisition (as herein defined) of the Company by another company, or (iv) a Change in Control (as herein defined), all of the shares awarded which are not then vested and are still subject to the restrictions imposed herein shall thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company.

          (b) An "Acquisition" of the Company, for the purposes of the Plan, shall be deemed to have been made if the Company shall merge into another company, other than a wholly owned subsidiary, which shall continue as the surviving Company, or if a majority of the Company's then outstanding Common Stock entitled to elect a majority of the Board of Directors, shall have been purchased by another company.

          (c) In the event a Change of Control of the Company occurs, or in the event that any Person makes a filing under Section 14(d) of the Exchange Act with respect to the Company, all Restricted Stock then outstanding under the Plan will be fully vested and the Restricted Period shall lapse, effective upon the occurrence of such Change of Control or filing.

          For purposes of this Section 5(c), the following definitions shall apply:

          (A) A "Change in Control" of the Company shall have occurred when a Person, alone or together with its Affiliates and Associates, becomes the beneficial owner of 20% or more of the general voting power of the Company.

          (B) "Affiliate and Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2, or any successor rule, of the General Rules and Regulations under the Exchange Act.

          (C) "Person" shall mean an individual, firm, corporation or other entity or any successor to such entity, but "Person" shall not include the Company; any Subsidiary; any employee benefit plan or employee stock plan of the Company or any Subsidiary, or any Person organized, appointed, established or holding Voting Stock by, for or pursuant to the terms of such a plan.

          (D) "Voting Stock" shall mean shares of the Company's capital stock having general voting power, with "voting power" meaning the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors.

     (6) Notwithstanding the foregoing, if a grantee ceases to be an employee as aforesaid, the Committee, may, in writing, determine, but need not, within 120 days of such termination of employment, that some or all of such shares be free of restrictions and shall not be forfeited.

     (7) Each certificate issued in respect of shares of Restricted Stock awarded shall bear the following or similar legend:

              "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions, including forfeiture, contained in the Restricted Stock Incentive Plan of United States Surgical Corporation and an Award Agreement entered into between the registered owner and such corporation. A copy of such Plan and Agreement is on file in the offices of the corporation."

     (8) Subject to the restrictions herein contained, a grantee, as owner of such shares, shall have all of the rights of a stockholder including the right to vote such shares and to receive all dividends, cash or stock, paid or delivered thereon.

     (9) Upon the lapse of restrictions prior to forfeiture as herein provided, such number of shares as to which such lapse applies shall be vested in the grantee, and the legend on the shares for which restrictions have lapsed shall be removed, at the request of the grantee, and an unlegended certificate issued in exchange therefor. The restrictions on the stock so awarded shall lapse in accordance with the number and period fixed by the Committee in its grant.

     (10) Notwithstanding the foregoing, if such employee has been in the continuous employment of the Company or any subsidiary since the date on which the award was granted to him, and while so employed, if he shall die or become permanently disabled, or his employment shall be terminated by the Company or any of its subsidiaries without cause, or the Company shall be acquired (as defined herein) by another company, all restrictions on unvested stock shall lapse upon his death, permanent disability or termination without cause or such acquisition.

     (11) Each employee granted a Restricted Stock Award shall agree that:

          (i) no later than the date of the lapse of the restrictions mentioned herein and in the instrument evidencing the grant of the Restricted Stock Award, he will pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect of the shares of Common Stock subject to the Restricted Stock Award; and

          (ii) the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the employee any federal, state or local taxes of any kind required by law to be withheld with respect of the shares of Common Stock subject to the Restricted Stock Award.

     (12) An employee granted a Restricted Stock Award may elect, within 30 days of the date of grant, and upon written notice of election mailed to the Committee, care of the Company's principal office, to realize income for federal income tax purposes equal to the fair market value of the shares of Common Stock awarded on the date of grant. In such event he shall make arrangements satisfactory to the Committee to pay in the year of such grant any federal, state or local taxes required to be withheld with respect to such shares. If he shall fail to make such payments, the Company and it subsidiaries shall, to the extent permitted by law, have the right to deduct in the year of such grant any federal, state or local taxes of any kind required by law to be withheld with respect to such shares of Common Stock.

     (13) The registration or qualification under any federal or state law of any shares of Common Stock to be granted pursuant to Restricted Stock Awards (whether to permit the making of Restricted Stock Awards or the resale or other disposition of any such shares of Common Stock by or on behalf of the employees receiving such shares) may be necessary or desirable as a condition of or in connection with such Restricted Stock Awards, and, in any such event, if the Board of Directors in its sole discretion so determines, delivery of the certificates for such shares of Common Stock shall not be made until such registration of qualification shall have been completed. In such connection, the Company agrees that it will use its best efforts to effect any such registration or qualification; provided, however, the Company shall not be required to use its best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or Form S-16, as presently in effect, or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8 and Form S-16.

     (14) If the shares of Common Stock that have been awarded to an employee pursuant to the terms of the Plan are not registered under the Securities Act of 1933, as amended, pursuant to an effective registration statement, such employee, if the Committee shall deem it advisable, may be required to represent and agree in writing (i) that any shares of

          Common Stock acquired by such employee pursuant to the Plan will not be sold except pursuant to an exemption from registration under said Act and (ii) that such employee is acquiring such shares of Common Stock for his own account and not with a view to the distribution thereof.

     (15) The number of shares of Common Stock of the Company reserved for awards under the Plan shall be subject to adjustment by the Company, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchange of shares or other similar event. All determinations made by the Committee with respect to adjustments under this section shall be conclusive and binding for all purposes of the Plan.

     (16) The grantee, with the consent of the Committee, may designate a person or persons to receive, in the event of his death, any Restricted Stock to which he would then be entitled. Such designation shall be made upon forms supplied by the Company and may be revoked in writing. If a grantee fails so to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

7.   Amendments

     The Plan and, with the consent of the grantee, awards granted hereunder may be amended at any time and from time to time by the Board of Directors of the Company, but no amendment which increases the aggregate number of shares of Common Stock which may be granted pursuant to the Plan or which extends the period during which Restricted Stock Awards may be granted pursuant to the Plan shall be effective unless the same is approved, within one year after the date of amendment, by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or by proxy and entitled to vote at a meeting duly held to take such action. Without the written consent of such employee, no amendment of the Plan shall adversely affect any right of any employee with respect to any Restricted Stock Award theretofore granted to him.

8.  Termination of the Plan

     The Board of Directors of the Company may at any time suspend or terminate the Plan. No Restricted Stock Awards may be granted during any suspension of the Plan or after the Plan has been terminated.

     The Plan shall terminate upon the earlier of the following dates:

     (i) the date of termination specified in a resolution of the Board of Directors of the Company; or

     (ii) the date on which no more shares of the Company's Common Stock are available for awards under the Plan.

     After the Plan terminates, the function of the Committee will be limited to supervising the administration of Restricted Stock Awards previously granted.